NASDAQ: MPET www.magellanpetroleum.com SEAAOC Darwin 1 SEAAOC William H. Hastings 23 rd September, 2010; Darwin Exhibit 99.1

NASDAQ: MPET     www.magellanpetroleum.com SEAAOC Darwin  2
Forward Looking Statements
Except for historical information, this presentation contains forward looking statements and information with respect to net oil and gas reserve assertions, valuations and key development assumptions and timing, gas sales in Australia and its valuation, potential development projects, and exploration and drilling plans. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied from such information. Among these risks and uncertainties are the ability of Magellan Petroleum Australia Limited (“MPAL”), with the assistance of the Company, to successfully and timely close the Evans Shoal acquisition, the ability of the Company to successfully secure financing and/or offtake opportunities necessary to implement a strategy for methanol development, pricing and production levels from the properties in which Magellan and MPAL have interests, the extent to which demand for methanol continues to grow in targeted markets, the extent to which methanol can be used as an economical fuel alternative, the extent of the recoverable reserves at those properties, the profitable integration of acquired businesses, including Evans Shoal, the future outcome of the negotiations for gas sales contracts for the remaining uncontracted reserves at both the Mereenie and Palm Valley gas fields in the Amadeus
Basin, including the likelihood of success of other potential suppliers of gas to the current customers of Mereenie and Palm Valley production. In addition, Magellan, and its operating subsidiaries have exploration permits and face the risk that any wells drilled may fail to encounter hydrocarbons in commercially recoverable quantities. Any forward-looking information provided in this presentation should be considered with these factors in mind. Magellan assumes no obligation to update any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise.
Oil and gas issuers are required to include disclosure regarding proved oil and gas reserves in certain filings made with the U.S.
Securities and Exchange Commission. Proved reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made. The
SEC also permits the disclosure of probable and possible reserves which are additional reserves that are less certain to be recovered. Investors are urged to consider closely the disclosures in Magellan’s periodic filings with the SEC available from us at the company’s website www.magellanpetroleum.com

NASDAQ: MPET     www.magellanpetroleum.com SEAAOC Darwin  3
Company Profile:
Magellan Petroleum Corporation, through its wholly owned subsidiary,
Magellan Petroleum Australia Limited, and its majority controlling interest in Nautilus Poplar LLC, is engaged in the exploration, development, and sale of oil and gas reserves worldwide. The Company’s operations are in
Australia, North America, and in the United Kingdom.
The Company has a differentiated business model guided by personnel with over 100 man-years of large oil company experience.
Magellan adds value to large assets through unconventional commercial solutions such as Methanol production for high CO2 fields, and CO2
“tertiary” flooding in overlooked reservoir plays. The Company also holds
23,000 contiguous acres overlying Bakken oil shale.
Company endeavors include a significant partner base; we work with
Petronas, Shell, and Osaka Gas, and Northern Petroleum.
Business Summary:
Company Profile
Pacific -
Develop discovered/proven natural gas
fields to service growing Fuel Oxygenate and Olefins
demand in Asia; mainly China
North America -
Redevelop overlooked domestic
onshore oil fields using Enhanced Oil Recovery
techniques and new technologies

NASDAQ: MPET Magellan Petroleum Corporation www.magellanpetroleum.com SEAAOC Darwin 4 Focus on Australian Plans * * * * * *

TIMOR
SEA
EEZ Boundary
CS Limit
State Boundary
Gas Pipeline
Gas Pipeline (prop)
Permits
Gas Field
kilometres
NT/P 48
NT/P 82
300km
Darwin
Evans Shoal
Magellan petroleum

Northern Territory
Alice Springs
OL 4
OL 5
OL 3
RL 2
Mereenie oil / gas field
Magellan - 35%
Santos - 65% (Operator)
Palm Valley gas field
Magellan - 52% (Operator)
Santos - 48%
Dingo gas field
Magellan - 34.3%
Santos - 65.7%(Operator)
AMADEUS
BASIN

NASDAQ: MPET     www.magellanpetroleum.com SEAAOC Darwin  5
•
Long-time, onshore Australian Producer
– In business since 1954
– 25 years of gas supply to Darwin uninterrupted
– Three fields onshore,  licenses offshore
– P1 and P2 reserves,  2.8mmbbl and 49BCF net
•
Evans Shoal and NT/P82 offshore
– Contracts to acquire highly prospective licenses offshore
– Potential for significant and economic Methanol plan
•
Mereenie Oil Field,  onshore Australia
– Undrilled, significant contingent resources remain
– Large oil ring with gas cap
– Fuel gas for industrial development in Darwin
– Substantial  potential due to new drilling technology
– Santos is the Operator
•
Palm Valley Gas Field,  onshore Australia
– Tight, highly fractured gas reservoir
– Current supplier of Alice Springs volumes
– Operator, Magellan
Australia

NASDAQ: MPET Magellan Petroleum Corporation www.magellanpetroleum.com SEAAOC Darwin 6 A New Direction Evans Shoal and Methanol * * * * * *

NASDAQ: MPET     www.magellanpetroleum.com SEAAOC Darwin  7
Evans Shoal and Methanol
•
Methanol production can use up to 25% CO2 in feedstock
– Steam Methane Reforming
o CH
4
+ H2O = CO + 3H2
– Water Gas shift reaction
o
CO + H2O = CO2
+ H2
– Methanol Synethesis
o
CO + 2H2
= CH3OH
– Excess Hydrogen plus CO2
•
CO2
+3H2
= CH3OH + H2O
Market timing is good.
Methanol leads to reduced oil imports and more efficient fuel consumption in Asia.
It is a low-cost, environmentally-friendly feedstock for Olefins.
Our project capitalizes on China’s large CAGR and emerging Methanol derivative Markets
Methanol
Evans Shoal
•
Key role in a larger value creation chain that ends up in Olefins or fuel markets in Asia
•
Ideally situated in shallow water close to existing facilities with good reservoir data
•
Larger Companies focus on bigger LNG business at fields that don’t require CO2 management
•
Evans Shoal has significant CO2 content

Image NASA
Image © 2008 TerraMetrics
Image © 2008 DigitalGlobe
53.34" N 126°17'11.96" E
Eye alt 5725.38 m

Evans Shoal - Closest  Supply
Magellan Business Model
Develop “discovered” resource for Asia
Utilize Methanol as development tool;
1.Lowest cost Olefins feed (Polyethylene)
2.Methanol is mandated as fuel oxygenate in China
3.Methanol augments Chinese propane systems
Gas Fields
Key to China’s economy for next 50 years
Process  uses CO2

Magellan petroleum

Northeast Asia
Methanol Demand Forecast
Million Metric Tons
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Formaldehyde (6.4/4.6)
DMT (-18.8/-3.1)
Acetic Acid (15.3/13.1)
MTBE/TAME (4.2/2.7)
MMA (3.6/4.3)
Gasoline/Fuel (44.2/21.9)
Dimethyl Ether (75/20.0)
MTO/MTP (0/0)
All Others (0.6/4.2)
% AAGR 04-09 / 09-14
CMAI

Global Methanol Industry
Capacity Expansion vs Capacity Deletion
Thousand Metric Tons
Cumulative Cap Additions, 2000-2015 – 79 million metric tons
Cumulative Cap Deletions, 2000-2015 – 18 million metric tons
Demand Growth, 2000-2015 – 41 million metric tons
12,000
10,000
8,000
6,000
4,000
2,000
0
-2,000
-4,000
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
Capacity Additions
Capacity Deletions
CMAI

NASDAQ: MPET     www.magellanpetroleum.com SEAAOC Darwin  9
Supply and Demand
Methanol
North East Asia Forecasted Annual Growth Rates of 13-15%
Current 18mmtpy or 44% of Global Demand
Forecasted 37mmpty or 57% of Global
19mmt Demand over 5years in NE Asia
Iranian and Algerian “suggested plants” online 2014
Chinese Capacity is  higher-cost Coal to Methanol
Chile/New Zealand have Gas Supply constraints
Iran and Algeria have the only
proposed supply in 5 years  Globally

Crude Oil and Methanol Price Comparison
Methanol, USD/Ton
Crude Oil, USD/Bbl
500
400
300
200
100
160
120
80
40
0
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10

Methanol Values into Direct Gasoline Blending
Methanol Price, Dollars Per Metric Ton
900
800
700
600
500
400
300
200
100
0
Forecast price range of gasoline, 2010
Equivalent volume price for methanol. One gallon methanol equals one gallon gasoline
Equivalent energy price for methanol
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
5.00
Wholesale Gasoline Price, Dollars per Gallon
CMAI

NASDAQ: MPET www.magellanpetroleum.com SEAAOC Darwin 10 Correlates to Oil, Cheaper than Gasoline Correlation Factor 0.81

MONGOLIA
CHINA
NORTH KOREA
SOUTH KOREA
JAPAN
PAKISTAN
NEPAL
BHUTAN
BANGLADESH
INDIA
TAIWAN
HONG KONG
MYANMAR
LAOS
THAILAND
VIETNAM
CAMBODIA
PHILIPPINES
NORTHERN MARIANA ISLANDS
GUAM
SRI LANKA
BRUNEI
MALAYSIA
INDONESIA
PAPUA NEW GUINEA
SOLOMON ISLANDS
VANUATU
FIJI
AUSTRALIA
NEW ZEALAND
TIMOR
SEA
Magellan

NASDAQ: MPET     www.magellanpetroleum.com SEAAOC Darwin  11
Pacific Methanol Market
North East Asia Projected Annual Growth Rates of 13-15%
Current 18mmtpy or 44% of Global Demand
Forecasted 37mmpty or 57% of Global Demand
Methanol Usage
Vehicle fuel
Propane Supplement
Methanol to Olefins
No new Pacific Methanol capacity planned
13% CAGR
Indonesia 1mmt
New Zealand  .9mmt
China 14mmt
India .5mmt
Malaysia 2.4mmt
Russia 3.3mmt
Europe 4.5mmt
Iran 3.5mmt
Saudi  6.6mmt
Oman 1mmt
Qatar .8mmt
EG 1mmt
Egypt 1.3mmt
Libya .6mmt
U.S. 1mmt
Trinidad 6.5mmt
Venezuela 1.4mmt
Chile 4mmt
Argentina .5mmt
2009 World Capacity – 68 mmT;  60% operating
(excess capacity is high-cost lignite feed)

Magellan petroleum

China Methanol
Production and Net Trade
Thousand Metric Tons
2,000
1,500
1,000
500
0
-500
Net Exports
Jan 06 Apr Jul Oct Jan 07 Apr Jul Oct Jan 08 Apr Jul Oct Jan 09 Apr Jul Oct Jan 10
Production
Net Imports/Exports
CMAI

Northeast Asia Methanol Demand -
Production and Imports
(China, Japan, Korea, Taiwan)
Thousand Metric Tons
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Jan 06 Apr Jul Oct Jan 07 Apr Jul Oct Jan 08 Apr Jul Oct Jan 09 Apr Jul Oct Jan 10
China Production
China
Taiwan
Korea
Japan
CMAI

NASDAQ: MPET     www.magellanpetroleum.com SEAAOC Darwin  12
Asian Focus
China imports 46% of Demand currently (8.3mmtpy)
Forecasted to import 36% of Demand in 2014 (13.3mmtpy)
Chinese Production
60% Coal (Higher-Cost Coal to Methanol)
22% Natural Gas
18% Coking Gas
Chinese Utilization rate  averages below 50% driven by costs and coal

Magellan petroleum

Methanol Use - World
By Derivative
www.methanolmsa.com

2005
35.76
million
metric
tons
2010E
45.20
million
metric
tons
Formaldehyde
Acetic Acid
Methyl tert-Butyl Ether (MTBE)
Methyl Methacrylate
Dimethyl terephthalate (DMT)
Methanethiol (Methyl Mercaptan)
Methylamines
Methyl Chloride (Chloromethane)
Alternative Fuels
Gasoline Blending & Combustion
Biodiesel
DME
Fuel Cells
Methanol-to-Olefins
Others

NASDAQ: MPET www.magellanpetroleum.com SEAAOC Darwin 13 Market Changing Fast

East Timor
Timor Trough
Indonesia
Abadi (Inpex) 10-14.5 TCF
Australia
Greater Sunrise (Shell) 6+ TCF
Timor Sea JPDA
Caldita – Barossa (COP) 6 TCF
Evans Shoal (MPET) Up to 8 TCF
Heron /Blackwood (MEO) 1.5 TCF
Bayu Undan (COP)8 TCF
300km
Darwin
Petrel & Tern (GdF - Santos) 2 TCF
Black Tip (ENI) 500 BCF
WA
NT
QLD
SA
NSW
TAS

NASDAQ: MPET     www.magellanpetroleum.com SEAAOC Darwin  14
Evans Shoal
Competitive Advantage
•
Contract to acquire 40% interest in field
–
Other owners are Shell (25%), Petronas (25%), Osaka Gas (10%)
•
Hub Location (up to 80TCF in Bonaparte Basin)
•
Full 3D seismic coverage
•
Shallow water,  huge structure
•
Close to markets, particularly China
•
Low marginal development cost
•
Proximity to Darwin and its facilities and port
Up to 8 TCF - Methanol
Central
Darwin
Bayu Undan
LNG
East Jetty
NT Power Plants

Magellan petroleum

400m
300m
200m
125m
100m
75m
50m
25m

EVANS SHOAL-1
6 km
EVANS SHOAL-2
Echuca Shoals
Cleia Fm
Plover Fm
Shoreline
Fluvial Estuarine
Interpreted FWL
-3783 mSS

NASDAQ: MPET     www.magellanpetroleum.com SEAAOC Darwin  15
Evans Shoal
Abadi 10-14.5 TCF
Inpex
Evans Shoal
Up to 8 TCF
MPET-Shell-Petronas-Osaka Gas
Caldita - Barossa  8 TCF
COP-Santos
Evans
Shoal
Heron /Blackwood   1.5 TCF
MEO Australia
•
Evans Shoal-2 DST 25.5mmscf/d in upper third
of Elang Plover
•
Drilled by Shell in 1998 to 3,850meters

NASDAQ: MPET     www.magellanpetroleum.com SEAAOC Darwin  16
Next Steps & Timeline
Evans Shoal
MAR10 – Enters into Agreement to purchase 40% interest in Evans Shoal from Santos
JUNE 10 -Commonwealth / FIRB
Letter stating “no objections” received
AUG10 - Northern Territory
Approval received
Q4 10 - Methanol Site Development
Gain approvals, establish team.
Access to water, facilities, market is good
Next to key existing projects & infrastructure
Q410 – Santos Payment  AUS$85mln (US$79 mln)
Q4 10 - Financial and Offtake Partner(s)
•
Q4 10 – Development Strategy
Key co-owner discussions
Key development plan work next year
New wells and targeted seismic
2011 - Further Testing / Offtake / Financing
2011
2012
2013
2014
Q3/10
Q4/10
Potential Private
or Public
Placement
Finalize Initial
Financial and
Offtake Partners
Cash
US$35
mln
Project Finance
First
Cash Flow
Payment due
to Santos
Two wells
Seismic add
Wells #2-5 Wells 6 onward, Pipeline &
Development Facilities
First
Production
2015
Next Well - 2011
FID

NASDAQ: MPET     www.magellanpetroleum.com SEAAOC Darwin  17
Corporate Profile
Walter McCann
Chairman
Ex President, The American International University
Chapel Hill, North Carolina
J. Robinson West
Chairman Designee
Chair, Petroleum Finance Corp (PFC Energy)
Washington, DC
William Hastings
President / CEO
Portland, Maine
Nikolay Bogachev
Independent Investor
President
Young Energy Prize S.A
Annisquam, Massachusetts
J. Thomas Wilson
Oil and Gas Advisor
Denver, Colorado
Ronald Pettirossi
Head of Audit Committee
Consultant-CPA
Vero Beach, Florida
Donald Basso
Geologist,  Advisor
Calgary, Canada
Robert Mollah
Geophysical Consultant
Brisbane, Australia
Directors
Bernstein Shur, Sawyer & Nelson
100 Middle Street
West Tower
Portland, Maine
04101
(207) 774-1200
Legal Counsel Management
William H. Hastings
Chief Executive Officer
Antoine Lafargue
Chief  Financial Officer
Susan M. Filipos
Controller
Daniel J. Samela
Vice President, New Ventures
J. Thomas Wilson
Technical Advisor
Jeffrey G. Tounge
Manager, Commercial Operations
Jeff Tounge
Manager, Commercial Operations
Magellan Petroleum Corp
Tel: (207) 619-8504
Mob: (207) 850-0099
JTounge@magellanpetroleum.com
Stock Transfer Agent
American Stock Transfer & Trust
59 Maiden Lane
New York, New York 10038
(800) 937-5449
(212) 936-5100
(718) 921-8336 fax
Investor Relations Contact

NASDAQ: MPET Magellan Petroleum Corporation www.magellanpetroleum.com SEAAOC Darwin 18 … A new direction * * * * *